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                                                                   Exhibit 10.31

                                  AMENDMENT 002
                                       TO
             LICENSED WORKS AGREEMENT STATEMENT OF WORK #4902S90047

International Business Machines Corporation ("Buyer" or "IBM") and Selectica, Inc. ("Supplier" or "Selectica") agree to amend Statement of Work #4902S90047 (the "SOW") to Licensed Works Agreement #4902S90046, (the "LWA") (collectively, the "Agreement") as described herein.

This Amendment 02 is effective as of the date of the last party to sign ("Effective Date") and is entered into by Buyer and Supplier for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. If there is a conflict among the terms of the LWA, SOW and this Amendment 02 the terms of Amendment 02 shall prevail.

The parties agree as follows:

DEFINITIONS

NATIONAL LANGUAGE SUPPORT (NLS) shall mean that the Licensed Works have the ability to enter, store, process, retrieve, distribute, display and print character data in the foreign language of choice. NLS includes
Internationalization characteristics.

INTERNATIONALIZATION shall mean that a Licensed Work has the ability to implement national functions and the facility to be translated to other languages. Enablement includes three (3) categories which correspond to characteristics of various languages: (a) single byte character set (SBCS), left-to-right languages (U.S. English, German, Greek, etc.); (b) single byte bi-directional languages (Hebrew, Arabic); and (c) double byte character set
(DBCS) or multi-byte character set (MBCS) languages (Japanese, Korean, simplified and traditional Chinese). The Licensed Works shall avoid hardcoding language dependent codepages and character sets.

SERVER TOOLS shall mean Selectica's server-side development and maintenance tools, including Enterprise Data Translator, KBS Repository, Application Data Manager, and Management Center (System Management Console).

(1) UPDATED DOCUMENTATION. The February 3, 2003 version of the document referenced in Schedule D of the SOW and titled "Selectica Application Configuration Guidelines" is part of the Documentation for the Licensed Works.

(2)   DEVELOPMENT SERVER ON AIX/DB2.

      a) Porting of Server Tools. Selectica will deliver to IBM a ported version of the Server Tools software that runs on AIX versions 4.3.3 and
      5.1 and DB2 version 7.2 in accordance with acceptance criteria that will be defined as part of the Work Authorization ("WA") exercise described in paragraph 2)b) below. Selectica will deliver this software to IBM no later than March 31, 2003 by making it available for FTP download. Recognizing that IBM's implementation efforts will be seriously impacted by delays, IBM reserves the right to deduct 20% of the next quarterly Maintenance Fee payment(s) for each month (or portion thereof) after March 2003 in which the Server Tools are not delivered to IBM in accordance with IBM's acceptance criteria. IBM may also withhold payment of Maintenance Fees until the Server Tools are delivered in accordance with IBM's acceptance criteria.

      b) Interim Development Environment. Until Selectica has acceptably completed the activity described in paragraph (2)a) above, Selectica agrees to provide IBM with network access to a development hardware/software environment physically located at a Selectica facility (the "Interim Environment") at no cost to IBM. Selectica will, on the Effective Date, deliver to IBM a draft WA subject to IBM's approval that details Selectica's responsibilities for: i) the setup of the Interim Environment; ii) maintenance support of the Interim Environment to ensure adequate availability to IBM (weekdays, 7 AM CST to 7 PM CST); and iii) planning and execution of the migration from the Interim Environment to IBM owned AIX server- side development server (the "IBM Environment"). The WA will include acceptance criteria to confirm successful migration of the IBM work products created in the Interim Environment to the IBM Environment, as well as the operation of the ported Server Tools. Selectica will complete the responsibilities described above as detailed in the WA at no charge to IBM. IBM agrees that no IBM Confidential information will be used on this server.

(3)   NLS/ DBCS ENABLEMENT.

      Selectica will deliver to IBM a version of the Licensed Works that meets the Internationalization requirements described in the Exhibit to this Amendment entitled "Internationalization Requirements" (the "Internationalized Licensed Works"). Selectica will deliver this software to IBM no later than March 31, 2003 by making it available for FTP download. Selectica will demonstrate to IBM's satisfaction that the Internationalized Licensed Works meet the


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      requirements specified in Exhibit 1. Recognizing that IBM's implementation efforts will be seriously impacted by delays, IBM reserves the right to deduct 50% of the next quarterly Maintenance Fee payment(s) for each month (or portion thereof) after March 2003 in which the Internationalized Licensed Works are not delivered to IBM in accordance with the Internationalization requirements. IBM may also withhold payment of Maintenance Fees until the Internationalized Licensed Works are delivered in accordance with IBM's acceptance criteria.

(4) MEMORY REQUIREMENTS FOR CLIENT APPLICATION. Furthermore, Selectica recognizes the importance to IBM of application performance within the confines of reasonable memory requirements for the client solution. Selectica understands that IBM expects Selectica to conduct detailed performance analysis and testing and to communicate test results to IBM. Selectica agrees to use commercially reasonable efforts to maintain an environment that is focused on performance and recognizes that IBM users will be required to have the Licensed Works co-exist with other applications like Lotus Notes and Siebel.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment 02 to be executed by their respective duly authorized representatives. Any signed copy of this Amendment 02 made by reliable means (e.g. photocopy or facsimile) is considered an original.

ACCEPTED AND AGREED TO:



By:  /s/ John R. Sweetman                 2/28/2003
-------------------------------------------------------------
IBM Signature                               Date


John R. Sweetman
-------------------------------------------------------------
Printed Name


Relationship Manager, IBM Software Procurement
-------------------------------------------------------------
Title and Organization


IBM Address:
-------------------------------------------------------------
IBM Corporation
3039 Cornwallis Road
Research Triangle Park, NC 27709
USA


ACCEPTED AND AGREED TO:



By:  /s/ Sanjay Mittal                    2/28/2003
-------------------------------------------------------------
Selectica Signature                         Date


Sanjay Mittal
-------------------------------------------------------------
Printed Name


President & CEO
-------------------------------------------------------------
Title and Organization


Selectica Address:
-------------------------------------------------------------
Selectica, Inc.
3 W. Plumeria Drive
San Jose, CA  95134


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EXHIBIT 1:  INTERNATIONALIZATION REQUIREMENTS

Selectica will deliver Internationalized Licensed Works as follows:

- The Internationalized Licensed Works will enable multiple language support (including DBCS languages) on a single server for concurrent user sessions where the languages are associated with different code pages. E.g. and for example, the ability to execute multiple user sessions with concurrent session # 1 being displayed in French, concurrent session #2 displayed in Kanji, concurrent session #3 displayed in English, and concurrent session #4 displayed in Hangul.

- The Internationalized Licensed Works will be able to use different code pages on the same server on the same time and will no longer limit responses returned to the application page and will no longer be limited to the default java process character set.

- The Internationalized Licensed Works will allow end users to switch the language being used for the UI and data elements during a configuration session. When the user changes the language, the selections made during the configuration session up to that point should be retained.

- The Internationalized Licensed Works will allow model generated text (such as constraint failure message) to be displayed in the user's native language during runtime.

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